AMENDMENT TO CONSULTING AGREEMENT

     This Amendment to Consulting Agreement ("Agreement") is entered into and made as of the date of last written herein between AIMRITE HOLDINGS CORPORATION ("Client") and LOGIC INNOVATIONS INC. ("Consultant") with reference to the following facts:


     WHEREAS Client and Consultant entered into a consulting agreement entitled COAST DEVELOPMENT QUOTATION dated March 5,
1998 and;

     WHEREAS Client is the holder of an international license from the KENMAR Company Trust for the development, manufacturer, sale and distribution of products derived from the a Computer Optimized Adaptive Suspension Technology System (COAST) based on certain proprietary information, suspension technology, confidential information, trade secrets, documentation, copyrights, trademarks, tradenames, documentation, patents and patents pending and;

     WHEREAS the development of certain portions of the COAST system is the subject of the consulting agreement and;

     WHEREAS Client and Consultant wish to further define their rights and obligations under the consulting agreement;

     IT  IS THEREFORE AGREED TO AMEND THE CONSULTING AGREEMENT AS
FOLLOWS AS FOLLOWS:

     1.   Confidential Information




          Consultant shall hold in trust for Client and shall not disclose to any non-party to the consulting agreement, any confidential information of client. Confidential Information is information which relates to Client's research, development, trade secrets and business affairs, but does not include information which is generally known or easily ascertainable by non-parties of ordinary skill in computer systems design and programming and does not include any information already known by Consultant prior to February 24, 1998, the date of the non-disclosure agreement between Client and Consultant. Consultant hereby acknowledges that since February 24, 1998 it has and during the performance of the consulting agreement may receive confidential client information and therefore Consultant hereby confirms that all such information relating to the client's business will be kept confidential by Consultant except to the extent that such information is required to be divulged to the Consultant's clerical or support staff or associates in order to enable the Consultant to perform Consultant's obligations under the Consulting Agreement. All employees of Consultant who are involved in the design or production of any system called for under the consulting agreement will sign a confidentiality agreement with consultant which will ensure that employee and/or consultant confidentiality for a period of three years after leaving employment with Consultant. Client specifically acknowledges that Consultant is working with other clients in the research and development of products in numerous fields and that Consultant is not bound to confidentiality of any particular technique or design merely by engaging in technical development of said technique or design for Client. Nothing in this Agreement is intended to, in any way, restrict Consultant's ability to conduct business freely with any other clients in any business or technical area.

     2.   Staffing and Relationship




          Consultant is and independent contractor and neither Consultant nor Consultant's staff is or shall be deemed to be employed by Client. Client is hereby contracting with Consultant for the services in the consulting agreement and Consultant reserves the right to determine the method, manner and means by which the services will be performed. Consultant shall take appropriate measures to insure that Consultant's staff is competent and they do not breach Section 1 on this Agreement. Each of the parties hereto agrees that, except with the other party's written approval, solicit or offer employment to the other party's staff or employees engaged in any efforts under the consulting agreement. In the event that Consultant ceases business operations during the period of this agreement, Client, at its option, may offer employment to any of Consultant's employees.

     3.   Use of Work Product




          Except as those rights, if any, assigned to Client under the consulting agreement, Consultant grants to Client fully paid-up right and license to disclose, sublicense, use, modify, copy, make and sell without restriction anything disclosed to Client or developed under the consulting agreement specifically for Client.




          Consultant agrees to and does hereby assign to Client all rights to all trade secrets and inventions, whether or not patentable, which have been in the past, or are in the future, conceived or reduced to practice solely or jointly by Consultant or its employees or consultants, at any time, whether or not during normal working hours, during the term of the consulting agreement and are within the scope of services provided for in the consulting agreement. Rights to inventions as used in this paragraph include all worldwide rights to patent applications, patents, including rights under all international conventions relating to the intellectual property rights.




          Consultant agrees to and does hereby assign to Client all rights to all worldwide copyrights and other forms of intellectual property rights to computer programs, data, documentation and other works of authorship which have been in the past, or are in the future, jointly or solely authored by Consultant or its employees or consultants, at any time, whether or not during normal working hours, during the term of the consulting agreement and are within the scope of services provided for in the consulting agreement and which relate to the COAST features and specifications set forth in the consulting agreement.




          Consultant shall, however, retain an irrevocable non-exclusive license to use in its business computer programs of general application in designing systems, providing that such license shall exclude any computer program which implements or is designed using algorithm, computer program or design of a suspension system with either is disclosed by Client to Consultant or is created, designed or developed for a suspension system by consultant for Client under the consulting agreement, during the term of the consulting agreement and which are within the scope of the services provided for in the consulting agreement and which relate to the COAST system.




          Consultant agrees that Consultant and Consultant's employees and consultants will cooperate with client and will sign all rightful papers requested by Client or its attorneys to make application for, obtain and enforce in the name of Client, or its assignees or licensees, all rights to patents, copyrights and the intellectual property rights which are assigned or are to be assigned to Client under his Section 3.




          Consultant represents and warrants that each of Consultant's employees and consultants who provides services related to the consulting agreement or the COAST system has signed or will sign a written agreement assigning to Consultant all rights assigned or to be assigned to Client and agreeing to cooperate with Client to perfect and secure all rights assigned to Client all as provided in this Section 3 and that the name and signature of each such employee and consultant appears below or will be affixed confirming such agreements

     4.   Additional General Terms




          a.  Assignment




               Neither party will assign any rights or
obligations under this agreement without the prior written consent of the other party.




          b.  Notices




               All notices required to be sent under this agreement shall be sent by certified mail, return receipt requested, to the addresses below or to any other address to which the parties may, from time to time, designate:




CLIENT: AimRite Holdings Corporation, 225 Stevens Ave #104,
Solana Beach, CA 92075




CONSULTANT: Logic Innovations Inc., 6205 Lusk Blvd. San Diego
92121-2731




          c.  Integration and Amendment




               This written agreement sets forth the entire understanding of the parties with respect to the subject matter of this agreement and supersedes all prior agreements, understandings and negotiations with respect to the subject matter hereof. Neither party to this agreement (nor its officers, agents, employees, representatives or attorneys of or for any party) has made any statement to any other party regarding any fact relied on in this agreement, and each party does not rely on any statement, representation or promise of any other party (or any officer, agent, employees, representative, or attorney for the other party) in executing this agreement except as expressly stated in this agreement. Any amendments to this agreement must be in writing and signed by both parties.




          d.  Investigation




               Each party to this agreement has made such investigation fo the facts pertaining to this agreement and all the matters pertaining thereto as it deems necessary.




          e.  Review and Ratification




               Each party or responsible officer thereof has read this agreement, including each and every provision thereof, and understands the contents thereof. Each party represents that the board of directors of each party has consented either in writing or at a meeting duly held, to the transactions contemplated hereby.




          f.  Construction




               Each party has cooperated in the drafting and preparation of this agreement. Hence, in any construction to be made of this agreement, the same shall not be construed against any party.




          g.  Terms




               Each term of this agreement is contractual and not merely a recital.




          h.  Legal Advice




               Each party has received independent legal advice from its respective attorneys with regard to the making of this agreement and each and every term thereof.




          i.  Consideration




               Both Parties acknowledge that they have received equal, valuable and legally sufficient consideration in return for the obligations and befits given under this agreement.




          j.  Governing Law




               This agreement shall be deemed to have been executed and delivered in the State of California and shall be governed by and interpreted with the laws of the State of California except those laws relating to choice of law. The parties agree that any dispute regarding the interpretation of validity of this agreement will be subject to the exclusive jurisdiction of the California State Courts for San Diego County, California and to the personal and exclusive jurisdiction of that Court. The parties agree that the prevailing side in any such dispute shall be entitled to reasonable attorney's fees in enforcing this agreement.




          k.  Waiver




               Failure of either party to enforce, at any time or for any period of time any of the provisions of this agreement shall not be construed as a waiver of such provisions and shall in no way effect a party's right to later enforce such provisions.




          l.  Severability




               If any part of this agreement is determined by any court or tribunal of competent jurisdiction to be wholly or partially unenforceable for any reason, such unenforceability shall not affect any other part of this agreement.




          m.  Good Faith and Fair Dealing




               All implied in law covenants of good faith and fair dealing are hereby incorporated into this agreement by this reference.




          n.  Future Benefits




               This agreement is binding upon and shall inure to the benefit of the parties, their heirs and successors in interest whether individual, corporate or otherwise.




          o.  Time




               Time is of the essence in this agreement.




AGREED:



AIMRITE HOLDINGS CORPORATION



BY:




ITS:




LOGIC INNOVATIONS INC.





BY:




ITS:




Consultants and employees







                           SIGNATURES

Pursuant  to  the  requirements of Section 12 of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           AimRite Holdings Corporation



                           By: /s/ Mary Kay Koldeway-Coleman
                              Mary Kay Koldeway-Coleman,
                              Interim President/Secretary

                           Date March 10, 2000